                                                                    EXHIBIT 99.1


                                      PROXY
                              GULF WEST BANKS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2002

The undersigned shareholder of Gulf West Banks, Inc. ("Gulf West") hereby appoints [ ] and [ ] and each or any of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock, par value $1.00 per share, of Gulf West which the undersigned is entitled to vote at the Special Meeting of Shareholders of Gulf West to be held on [ ], 2002 at [ ], at [ ]and at any adjournments, postponements, continuations or reschedulings thereof (the "Special Meeting"), with all the powers the undersigned would possess if personally present at the Special Meeting, as directed on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND AT THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF NO DIRECTION IS INDICATED FOR ITEM 1, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE GULF WEST/THE SOUTH FINANCIAL GROUP AGREEMENT AND PLAN OF MERGER. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE MATTERS COVERED HEREBY.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

  THE BOARD OF DIRECTORS OF GULF WEST RECOMMENDS THAT YOU VOTE FOR ITEM 1 BELOW

                                                            FOR         AGAINST       ABSTAIN

1.   APPROVAL OF THE AGREEMENT AND PLAN OF MERGER,          [ ]            [ ]           [ ]
     DATED AS OF MARCH 21, 2002, BY AND BETWEEN GULF
     WEST BANKS, INC, AND THE SOUTH FINANCIAL GROUP,
     INC.

2.   THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR
     DISCRETION UPON ALL SUCH OTHER MATTERS AS MAY
     PROPERLY COME BEFORE THE SPECIAL MEETING.

                                            DATED____________________, 2002

                                            SIGNATURE
                                                     ---------------------------------------------------------

                                            SIGNATURE (IF HELD JOINTLY)
                                                                       ---------------------------------------

                                            TITLE(S)
                                                    ----------------------------------------------------------

                                            PLEASE SIGN YOUR NAME EXACTLY AS IT
                                            APPEARS HEREON. WHEN SIGNING AS
                                            ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                            TRUSTEE OR GUARDIAN PLEASE GIVE YOUR
                                            FULL TITLE. IF A CORPORATION, PLEASE
                                            SIGN IN FULL CORPORATE NAME BY THE
                                            PRESIDENT OR OTHER AUTHORIZED
                                            OFFICER. IF A PARTNERSHIP, PLEASE
                                            SIGN THE PARTNERSHIP NAME BY
                                            AUTHORIZED PERSON(s).

             PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                        ENCLOSED, POSTAGE-PAID ENVELOPE.